WARRANT PURCHASE AGREEMENT

                                 by and between

                               STORAGE USA, INC.

                            a Tennessee Corporation

                                      and

                             STORAGE VENTURES, L.P.

                         a Delaware Limited Partnership


                               November 30, 1999

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                           WARRANT PURCHASE AGREEMENT

     THIS WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of November 30, 1999, by and between STORAGE USA, INC., a Tennessee corporation (the
"COMPANY") and STORAGE VENTURES, L.P., a Delaware Limited Partnership (the "PURCHASER").

                                    RECITALS

     WHEREAS, affiliates of the Company and Purchaser have entered into those certain transactions for certain joint ventures to acquire and develop self-storage facilities, of even date herewith (the "JOINT VENTURE AGREEMENTS"); and

     WHEREAS, upon the terms and subject to the conditions set forth herein and in further consideration of the Joint Venture Agreements, the Company wishes to issue to the Purchaser, and the Purchaser wishes to accept from the Company, a warrant to purchase one million two hundred fifty thousand (1,250,000) shares of common stock, par value $0.01 per share ("Common Stock"), of the Company in the form attached hereto as EXHIBIT A, with terms and conditions as set forth therein (the "WARRANT"), which Warrant shall be subject to the restrictions on exercise contained therein and contain an exercise price determined in accordance with the terms of the Warrant; and

     WHEREAS,   the  Company   and  the   Purchaser   desire  to  make   certain
representations and warranties in connection with the transactions contemplated hereby.

     NOW, THEREFORE, in consideration of the foregoing premises, the representations and warranties, covenants and other agreements hereinafter set forth, the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

     1. ISSUANCE OF THE WARRANT.

     1.1. ISSUANCE. On the Warrant Closing (as defined in SECTION 1.2 hereof), upon the terms and subject to the conditions of this Agreement, the Company agrees to issue to the Purchaser, and the Purchaser agrees to accept from the Company, the Warrant in connection with the execution of the Joint Venture Agreements by the parties' affiliates.

     1.2. CLOSING. The closing of the transactions contemplated hereby pursuant to the terms and provisions hereof (the "WARRANT CLOSING") shall take place simultaneously with tile execution of the Joint Venture Agreements at such place as the parties may agree unless

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another place or time is agreed to in writing by the Company and the  Purchaser.
The date upon which the Warrant Closing occurs shall be referred to herein as the "CLOSING DATE."

     1.3. CLOSING DELIVERIES.

     (a) PURCHASER. At the Warrant Closing, on the terms and subject to the conditions set forth herein and in reliance on the representations and warranties, covenants and other agreements set forth herein, the Purchaser shall deliver, or cause to be delivered, to the Company such agreements, instruments, certificates and other documents as may be necessary or reasonably appropriate to effectuate completely the transactions contemplated hereby.

     (b) COMPANY. At the Warrant Closing, on the terms and subject to the conditions set forth herein and in reliance on the representations and warranties, covenants and other agreements set forth herein, the Company shall deliver, or cause to be delivered, to the Purchaser each of the following:

          (i) a certified copy of the Company's current Certificate of Incorporation as filed with the Secretary of State of Tennessee and a Certificate of Existence for the Company from the Secretary of State of Tennessee;

          (ii) the executed Warrant; and

          (iii) such other agreements, instruments, certificates and other documents as may be necessary or reasonably appropriate to effectuate completely the transactions contemplated hereby.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

     2.1. ORGANIZATION, STANDING AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee. The Company has the corporate power to carry on its business as now, heretofore and proposed to be conducted and has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for the conduct of its business, except where any failure of the foregoing would not have a material adverse effect on the Company or the ability of the Company to consummate the transactions contemplated hereby (a "MATERIAL ADVERSE EFFECT"). The Company is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect. The Company has made available a true and correct copy of the Charter and Bylaws of the Company, as amended to date, to counsel for the Purchaser. The Company is in compliance with its Charter and Bylaws, and is in compliance with all applicable provisions of law, except where the failure to comply would not have a Material Adverse Effect.

     2.2. AUTHORITY. The Company has all requisite corporate power and authority to enter into this Agreement and, upon the Warrant Closing, the Warrant and to consummate the

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transactions contemplated hereby and thereby. The execution and delivery of this
Agreement and, upon the Warrant Closing, the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required on the part of the Company to authorize the Agreement, the Warrant and the transactions contemplated hereby and thereby. This Agreement and the Warrant have been duly executed and delivered by the Company and constitutes or, in the case of the Warrant, when executed will constitute, a valid and binding obligation of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery by the Company of this Agreement and, upon the Warrant Closing, the Warrant do not, and the performance and consummation of the transactions contemplated hereby and thereby will not violate, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the right of termination or acceleration, or the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, under any of the terms, conditions or provisions of: (i) any provisions of its Charter or Bylaws, as amended (except any violation of Article XII of the Charter caused by Purchaser's ownership of shares in excess of the Ownership Limitation set forth therein); (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company is subject; or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets, other than as would, with respect to clause (ii), not have a Material Adverse Effect. No
consent,   waiver,   approval,  order  or  authorization  of,  or  registration, declaration or filing with, any governmental body, agency, authority or any other party is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the Warrant or the consummation of the transactions contemplated hereby or thereby, except those which have been fully obtained, made or complied with or which would not have a Material Adverse Effect.

     2.3. AUTHORIZED AND OUTSTANDING SHARES OF CAPITAL STOCK. As of November 29, 1999, the authorized capital stock of the Company consisted of one hundred fifty million (150,000,000) shares of Common Stock and five million (5,000,000) shares of preferred stock of which 28,055,124 shares of Common Stock and no shares of preferred stock are issued and outstanding.

     2.4. ISSUANCE OF WARRANT. Upon delivery to Purchaser of certificates representing the Warrant, the Warrant will have been duly authorized and be validly issued, subject to no pre-emptive rights, and free and clear of all pledges, liens or encumbrances other than those created by the Purchaser. At all times following the Warrant Closing during which the Warrant is outstanding and exercisable, the Company will reserve and keep available out of its authorized Common Stock, solely for the issuance and delivery upon exercise of the Warrant, at least the number of shares of Common Stock issuable upon exercise of all of the outstanding Warrants. The shares of Common Stock that are issued upon exercise of the Warrant will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully paid, non-

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assessable,  subject to no preemptive rights, and free and clear of any pledges, liens or encumbrances.

     2.5. SECURITIES LAWS. Assuming the accuracy of Purchaser's representations pursuant to Section 3 of this Agreement and Purchaser's compliance with its obligations under this Agreement and the Warrant, the offer, issuance, sale and delivery of the Warrant, as provided in this Agreement, and the offer, issuance, sale and delivery of the Common Stock purchasable under the Warrant upon the exercise thereof, are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws.

     2.6. SEC REPORTS. The Company has provided to Purchaser true and complete copies of each report and proxy statement filed by Company with the Securities and Exchange Commission (the "COMMISSION") since January 1, 1999, (collectively, the "COMPANY SEC REPORTS"), all of which, as of their respective filing dates, complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. None of such Company SEC Reports, as of the respective dates they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the audited consolidated financial statements of Company (including any related notes and schedules) included (incorporated by reference) in its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, fairly present, in conformity with Generally Accepted Accounting Principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Company and its subsidiaries as of the date thereof and the consolidated results of their operations and their cash flows for the periods then ended. The Company shall disclose the issuance of the Warrant to Purchaser in its Annual Reports on Form 10-K for the fiscal year ended December 31, 1999 and subsequent fiscal years for so long as the Warrant is outstanding in whole or in part.

     3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company that:

     3.1. ORGANIZATION AND STANDING. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

     3.2. AUTHORITY. The Purchaser has all requisite partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with the terms hereof, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency, creditors rights and

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the  relief  of  debtors  and to rules of law  governing  specific  performance, injunctive relief or other equitable remedies.

     3.3. NO CONFLICTS. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, will not (i) give rise to any conflict, violation, default, termination, cancellation, modification, acceleration or loss under (A) any provision of the organizational documents of the Purchaser, or (B) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations, modifications, accelerations or losses which would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby, or (ii) violate any order, injunction, judgment, ruling, law or regulation of any governmental authority applicable to the Purchaser or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or any third party, including, without limitation, a party to any agreement with the Purchaser, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, except for: (x) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state and federal securities and antitrust laws, and (y) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated hereby.

     3.4. BROKERS' AND FINDERS' FEES. The Purchaser has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, or the consummation of the transactions contemplated hereby.

     3.5. PURCHASE ENTIRELY FOR OWN ACCOUNT. The Warrant and the Common Stock issued upon exercise of the Warrant will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale, distribution or offering of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Warrant or any Common Stock issued upon exercise of the Warrant.

     3.6. ACCREDITED INVESTOR; INVESTMENT EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the securities, it is able to bear the economic consequences thereof, and it qualifies as an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser is experienced in

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evaluating  and  investing  in  securities  of  publicly  traded  companies  and acknowledges that it can bear the economic risk of its investment. Purchaser is a "U.S. Person" as that term is defined in the Internal Revenue Code of 1986, as amended, and has not been formed for the specific purpose of acquiring the Securities.

     3.7. RESTRICTED SECURITIES; RESTRICTED SALE PERIOD. Purchaser understands that the Warrant has not been, and will not be, registered under the Securities Act or any state securities law ("Blue Sky"), by reason of a specific exemption from the registration provisions of the Securities Act and the applicable Blue Sky laws, which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Such Purchaser understands that, as such, the Warrant and the shares of Common Stock issued upon exercise of the Warrant are characterized as "restricted securities" under the Securities Act and that under the Securities Act and applicable regulations such Warrant may be resold without registration under the Securities Act by Purchaser and its affiliates only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     During the period of sixty (60) trading days immediately subsequent to any exercise of all or any part of the Warrant, neither Purchaser nor any transferee or assignee of Purchaser shall be permitted to execute open-market trades of the Common Stock: (i) in any one trading day, exceeding thirty percent (30%) of the average trading day volume of the Company's Common Stock on its principal exchange (such average to be computed using the preceding thirty (30) days) ("ADTV"), except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000; or (ii) in excess of the greater of 300,000 shares or six times ADTV, in the aggregate, during any consecutive thirty (30) trading day period, except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000. The restrictions set forth in this paragraph shall not apply to any transferee (other than an affiliate of Purchaser) of shares of Common Stock acquired upon exercise of the Warrant.

     4. REGISTRATION.

     4.1. SHELF REGISTRATION. The Company shall use its commercially reasonable best efforts to file a registration statement on a Form S-3 or other available form with the Commission, within ninety (90) days after the Closing Date, to effect a registration covering the Common Stock issuable upon the exercise of the Warrant and any related qualification or compliance under applicable state securities or Blue Sky laws with respect to the Common Stock issuable pursuant to exercise of the Warrant, which shall be a resale "shelf" offering pursuant to Rule 415 under the Securities Act; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4.1, if the Company furnishes to the Purchaser a certificate signed by the Chief Financial Officer of the Company stating, that in the good faith judgment of the Company, the Company is unable to comply with Commission requirements for such filing or such registration and sale would: (x) require disclosure of a previously undisclosed material development involving the Company

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which  disclosure  would have a material  adverse  effect on the  Company or its
prospects;  or  (y)  materially  interfere  with  any  financing,   acquisition,
corporate reorganization or other material transaction involving the Company then under consideration. In such event(s) the Company shall have the right to defer the filing of such registration statement, and to require that Purchaser suspend any sales under any registration statement that is already effective, for a period of not more than ninety (90) days or 120 days in any 365 day period. If and so long as the Common Stock is listed on the New York Stock Exchange or any national securities exchange or interdealer quotation system, then the Company will, at its expense, pay promptly and maintain the approval for listing on each such exchange or inter-dealer quotation system upon official notice of issuance, of the shares of Common Stock issuable upon exercise of the then outstanding Warrant and maintain the listing of such shares after their issuance.

     4.2. INCIDENTAL REGISTRATION. If Company at any time commencing after the date hereof proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act to employees of Company pursuant to any employee benefit plan or in connection with the issuance of Common Stock in redemption of units of limited partnership interest in SUSA Partnership, L.P. or the resale of such Common Stock, respectively) for the general registration of Common Stock to be sold for cash, it will give written notice to Purchaser at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Common Stock previously purchased upon exercise of the Warrant and for which this Warrant remains exercisable ("WARRANT STOCK"), as such holders may request. Each holder of any such Warrants or any such Warrant Stock desiring to have Warrant Stock registered under this Section 4.2 shall advise Company in writing within 15 days after the date of receipt of such offer from Company, setting forth the amount of such Warrant Stock for which registration is requested. Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the next sentence, and shall use its commercially reasonable best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Warrant Stock requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including any demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis based on the number of shares proposed to be included in such registration. Company shall be required to include such shares in any proposed public offering only on the same terms and conditions as the securities of Company or the demanding security holders.

     4.3. REGISTRATION PROCEDURES In connection with registration of Company securities under this Section 4, Company will, as expeditiously as possible:

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     (a)  prepare  and file  with the  Commission  the  applicable  Registration
Statement with respect to such securities (in the case of the "shelf" Registration Statement, in accordance with the time periods set forth in Section 4.1) and use its commercially reasonable best efforts to cause such Registration Statement to become and remain effective until the disposition of such securities by the holders thereof;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of;

     (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

     (d) use its commercially reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

     (e) furnish, at the request of any holder, on the date that such shares of Warrant Stock are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Stock is not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Warrant Stock becomes effective, (1) opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request;

     (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities; and

     (g) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

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

     4.4. EXPENSES. All expenses incurred in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4.3(d), shall be paid by Company, except that Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Stock.

     4.5. INDEMNIFICATION AND CONTRIBUTION.

     (a) In the event of any registration of any of the Warrant Stock under the Securities Act pursuant to this Section 4, Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Warrant Stock and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

     (b) Each holder of any Warrant Stock, by acceptance thereof, agrees to indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such holder of such Warrant Stock specifically for use in the following documents and contained in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, but in an amount not to exceed the net proceeds received by such holder in the offering.

     (c) If the indemnification provided for in this Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Warrant Stock hereunder shall not exceed the net proceeds received by it in the offering.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     4.6. TERMINATION OF RESTRICTIONS. Any restrictions imposed upon the transferability of the Warrant Stock and the legend requirements of Section 4.7 shall terminate as to any particular share of Warrant Stock (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto or (ii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act. Whenever the transfer restrictions shall terminate as to any share of Warrant Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 4.7.

     4.7. LEGENDS. It is understood that the Warrant, and any securities issued in respect thereof or exchange therefor prior to the effective date of any registration statement filed pursuant to Section 4, may bear one or all of the following legends:

        (a) THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE
            REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ADDITION, THE OWNERSHIP AND TRANSFER OF THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO ARTICLE XII OF THE COMPANY'S CHARTER, AS AMENDED AND RESTATED.

        (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

     5. ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instru-ments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

     6. INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless Purchaser and each holder of the Warrants and any Common Stock issued pursuant to the Warrants from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorney's fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Purchaser or any holder of the Warrants and any Common Stock issued pursuant to the Warrants in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by the Company contained herein or in any certificate or document delivered pursuant hereto.

     (b) Purchaser agrees to indemnify and hold harmless Company from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorney's fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Company in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by Purchaser contained herein or in any certificate or document delivered pursuant hereto.

     7.   MISCELLANEOUS.

     7.1. TERM. This Agreement shall remain in full force and effect until the Warrants have expired by their terms and the Purchaser no longer holds any shares of Warrant Stock.

     7.2. SURVIVAL. The representations and warranties of the Company in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

     7.3. TRANSFER, SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties and all Warrant Transferees (as defined herein). Any assignee or transferee of all or any part of the Warrant ("WARRANT TRANSFEREE") shall be deemed a party to this Agreement. This Agreement may not be assigned or transferred except to assignees or transferees permitted pursuant to the Warrant. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, their respective successors and assigns or any Warrant Transferees, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. All references herein to Purchaser shall be deemed to include all subsequent Warrant Transferees.

     7.4. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Tennessee.

     7.5. COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     7.6. TITLES AND SUBTITLES; HEADINGS. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The table of contents and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement, or any of the terms and provisions hereof.

     7.7. NOTICES. All notices and other communications hereunder and under the Warrant shall be in writing and shall be deemed given if delivered personally or by a recognized commercial overnight delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     (i) if to the Purchaser, to:            STORAGE VENTURES, L.P.
                                             c/o GE Capital Real Estate
                                             292 Long Ridge Road
                                             Stamford CT 06927
                                             Attention: Legal Operations
                                             (Project SUSA)
                                             Facsimile No. (203) 357-6768
          with a copy to:                    KING & SPALDING
                                             191 Peachtree Street
                                             Atlanta, Georgia 30303
                                             Attention: Mason W. Stephenson
                                             Facsimile No: (404) 572-5100

     (ii) if to the Company, to:             STORAGE USA, INC.
                                             165 Madison Avenue, Suite 1300
                                             Memphis, Tennessee 38103
                                             Attention: Chief Financial Officer
                                             Telephone No: 901-252-2030
                                             Facsimile No: 901-252-2130

          with a copy to:                    STORAGE USA, INC.
                                             165 Madison Avenue, Suite 1300
                                             Memphis, Tennessee 38103
                                             Attention: General Counsel
                                             Telephone No: 901-252-2074
                                             Facsimile No: 901-252-2174

     7.8. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.9. AMENDMENTS. Any term of this Agreement may be amended only with the written consent of the Company and the Purchaser.

     7.10. SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     7.11. ENTIRE AGREEMENT. This Agreement, the Warrant and the Joint Venture Agreements constitute the entire agreement between the parties hereto pertaining to the issuance of the Warrant.

     7.12. EXTENSION; WAIVER. At any time, the Purchaser and the Company may? to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first above written.

                                      COMPANY:

                                      STORAGE USA, INC.

                                      By:    /s/ Christopher P. Marr
                                             ----------------------------
                                             Christopher P. Marr
                                             Chief Financial Offficer

                                      PURCHASER:

                                      STORAGE VENTURES, L.P.

                                      By:     MF FUNDING, INC.,
                                              its general par tner



                                      By:     /s/ ILLEGIBLE
                                              --------------------

                                    EXHIBIT A

                 FORM OF STORAGE USA, INC. COMMON STOCK WARRANT

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ADDITION, THE OWNERSHIP AND TRANSFER OF THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO ARTICLE XII OF THE COMPANY'S CHARTER, AS AMENDED AND RESTATED.

NO. SUSW-1                 STORAGE USA, INC.                 ____________, 1999


                              COMMON STOCK WARRANT


         This certifies that Storage Ventures, L.P. (the "Holder"), or its registered assigns, is entitled, upon the terms and subject to the conditions and restrictions on exercise hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m., Central Time, on ________, 2004 (the "Expiration Time"), but not thereafter, to acquire from STORAGE USA, INC., a Tennessee corporation (the "Company"), in whole or from time to time in part, up to One Million Two Hundred Fifty Thousand (1,250,000) fully paid and nonassessable shares of common stock, par value $0.01 per share ("Common Stock"), of the Company (the "Warrant Stock") at a purchase price per share equal to the Exercise Price as defined herein (the "Warrant"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

         1. EXERCISE OF WARRANT

         The rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and a duly executed Notice of Exercise in the form attached hereto duly executed to the office of the Company at 165 Madison Avenue, Suite 1300, Memphis, TN 38103 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price (as defined below) for the shares thereby purchased (by wire transfer to the order of the Company at the time of exercise in an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock thereby purchased); whereupon the holder of this Warrant shall receive from the Company one or more stock certificates (as reasonably requested by the holder) in proper form representing the number of shares of Warrant Stock so purchased. Provided that all the terms of this Warrant have been complied with, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated in the Notice of Exercise shall be deemed for all purposes to be the record and beneficial owner of such shares receivable upon exercise from and after the time that this Warrant, Notice of Exercise and the Exercise Price are delivered to the Company pursuant to this paragraph. {f this Warrant shall have been exercised in part, Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

         During the period of sixty (60) trading days immediately subsequent to any exercise of all or any part of the Warrant, Holder shall not be permitted to execute open-market trades of the Common Stock: (i) in any one trading day, exceeding thirty percent (30%) of the average trading day volume of the Company's Common Stock on its principal exchange (such average to be computed using the preceding thirty (30) days) ("ADTV"), except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000; or (ii) in excess of the greater of 300,000 shares or six times ADTV, in the aggregate, during any consecutive thirty (30) trading day period, except for any trades executed in single blocks (A) of more than 5,000 shares or (B) having an aggregate gross sales price exceeding $200,000. The restrictions set forth in this paragraph shall not apply to any transferee (other than an affiliate of Holder) of shares of Common Stock acquired upon exercise of the Warrant.

         2. EXERCISE PRICE

         Subject to adjustment as herein provided, the exercise price ("Exercise Price") for each share of Warrant Stock shall be $42.00 per share.

         3. ISSUANCE OF SHARES

         (a) The Company shall deliver a stock certificate or certificates evidencing the shares of Warrant Stock purchased hereunder to the registered Holder or any other person so designated in the Notice of Exercise as promptly as practicable (in no event exceeding seven (7) business days) after the date on which the Company receives an executed Notice of Exercise and payment in full of the Exercise Price in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable shares of Common Stock of the Company, free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock).

         (b) A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act of 1933, as amended or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 6 and 16(a) of this Warrant. Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of Company to afford to such holder all such rights.

         4. CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, governmental charge or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the registered Holder of this Warrant, subject to Section 7 below, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

         5. NO RIGHTS AS SHAREHOLDER

         This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Except as set forth in this Warrant, no dividends are or shall be payable, or shall accrue, on or with respect to this Warrant or any interest represented by this Warrant or on the Warrant Shares until or unless, and except to the extent that, this Warrant is exercised.

         6. REGISTRATION AND LISTING OF WARRANT STOCK

         The Company shall use its commercially reasonable best efforts to register the Warrant Stock issuable upon exercise of this Warrant pursuant to
Section 4 of the Warrant Purchase Agreement, of even date herewith, by and between the Company and the Holder. If and so long as the Common Stock is listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, then the Company will, at its expense, pay promptly and maintain the approval for listing on each such exchange or inter-dealer quotation system, upon official notice of issuance, the shares of Warrant Stock and maintain the listing of such shares after their issuance.

         7. TRANSFERABILITY

         (a) Subject to the provisions of the Warrant Purchase Agreement dated of even date herewith by and between the Company and the Holder, prior to the Expiration Time and subject to compliance with applicable laws (including federal and state securities laws), this Warrant and all rights hereunder are transferable, in whole or in part only (A) concurrent with and to the transferee of a permitted Transfer of Membership Interests pursuant to Section 3.2(b) of the Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C., or pursuant to Section 3.2(b) of the Limited Liability Company Agreement of Storage Development Portfolio, L.L.C., or (B) to any GECC Affiliate (as that term is defined in the Limited Liability Company Agreement of Storage Acquisition Portfolio, L.L.C.).

        (b) The Company agrees that, at the reasonable request of the Holder, it will provide a list of the holders of record of the Common Stock of the Company and the holders of units of limited partnership interest ("UNITS") in SUSA Partnership, L.P. (a "SHAREHOLDER LIST") to the Holder solely for the purpose of assisting Holder in determining the number of shares of Common Stock and Units owned by General Electric Company and its affiliates. Holder and its affiliates shall keep any such Shareholder List confidential and, immediately after determining the number of shares of Common Stock and Units so owned, shall return the original Shareholder List to the Company and destroy any and all copies of the Shareholder List in their possession. The Holder and its affiliates shall not use any Shareholder List provided to it pursuant to this subsection (b) for any purpose other than the purpose described herein.

         (c) Any person to whom this Warrant is proposed to be transferred shall execute a counterpart of the Warrant Purchase Agreement and provide to the Company an opinion of legal counsel reasonably satisfactory to the Company that the proposed transfer complies with applicable federal and state securities laws. Such transfer shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant together with the Assignment Form of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent. Upon such surrender Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assi; gnor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         8. EXCHANGE AND REGISTRY OF WARRANT

        The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant ("WARRANT TRANSFER BOOK"). This Warrant may be surrendered for exchange, transfer, exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company will execute and deliver to the registered holder, in lieu thereof, a new warrant in substantially identical form, dated as of the date of such cancellation and reissuance.

         10. SATURDAYS, SUNDAYS AND HOLIDAYS

    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     11. ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES, EXERCISE PRICE

     The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price for each share of Warrant Stock for which this Warrant becomes exercisable are subject to adjustment as set forth below:

     (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall: (i) declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of additional shares of Common Stock;
(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Warrant Stock for which this Warrant is exercisable shall be adjusted as follows:

          (i) the number of shares of Warrant Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Warrant Stock for which this Warrant is exercisable immediately before the occurrence of any such event multiplied by a fraction, (x) the numerator of which is the total number of shares of Common Stock outstanding immediately after the occurrence of such event, and (y) the denominator of which is the total number of shares of Common Stock outstanding immediately before the occurrence of such event; and

          (ii) the Exercise Price shall be adjusted to an amount equal to the Exercise Price in effect immediately before the occurrence of such event multiplied by a fraction (x) the numerator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately before the adjustment, and (y) the denominator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately after the adjustment.

        (b) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of: (i) any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in or implementation of a par value, or as a result of a subdivision or combination); or (ii) any consolidation or merger of the Company with or into another corporation or other entity, other than a merger with another corporation or other entity in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this
                                       6

Warrant;   or  (iii)  any  sale,   transfer  or  other  disposition  of  all  or
substantially all of the property, business or assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property ("Other Property") receivable upon such reclassification, change, consolidation, merger or sale by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments provided for in this Section 11. In case of any such event, the successor or acquiring corporation (if other than Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications to reflect the provisions of this paragraph and otherwise as may be appropriate. The provisions of this subsection (b) shall similarly apply to successive reclassifications, changes, consolidations, mergers and sales.

        (c) CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. With respect to any securities which are of the same class and series as any Warrant Stock for which this Warrant is exercisable pursuant to Section 1 hereof, if at any time the Company shall fix a record date for the purpose of determining the holders of such securities entitled to receive any dividend or other distribution (including any such distribution made in connection with a consolidation or merger, but excluding any distribution referred to in subparagraph (b) above and any conversion, exercise, exchange or other actions taken by the Company pursuant to its obligations to holders of Units held by certain third parties) of: (i) any evidence of indebtedness, shares of its capital stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 11(a)) or any other securities or property of any nature whatsoever; (ii) any warrants or other rights to subscribe for or purchase any evidence of its indebtedness, any shares of its stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 11(a)); or
(iii) any other of its securities or its property of any nature whatsoever (other than normal cash dividends or cash distributions permitted under applicable law), then such other dividends on or with respect to the Warrant or on the Warrant Shares shall not be received until and unless, and except to the extent that the Warrant is exercised. The Holder of the Warrant shall have no present or beneficial right in such other dividends or distributions until the Warrant is exercised.

        (d) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time Company shall (except as hereinafter provided) issue or sell any shares of Common Stock issued by the Company after the date hereof, other than Warrant Stock ("Additional Shares"), in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Market Price (as, defined herein) at the time the Additional Shares of Common Stock are issued, then (i) the Exercise Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, plus (y) the consideration, if any, received by Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and
(ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Exercise Price resulting from the adjustment made pursuant to clause (i) above. "Current Market Price" shall mean as of any date (a), if the Common Stock is listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, (1) the closing price of the Common Stock on such date on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, as the case may be or (2) if there was no quotation of the Common Stock on such date, the closing price on the next preceding business day on which there was a quotation, or (b), if the Common Stock is not listed on the New York Stock Exchange or any national securities exchange or inter-dealer quotation system, the price that the Company Board of Directors acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     The provisions of this Section 11(d) shall not apply to

                    (i) any issuance by the Company of Additional Shares in an arms-length transaction for cash or other consideration having a value of at least 90 percent (90%) of the Current Market Price on the date of the issuance of such Additional Shares, including but not limited to, stock issuances pursuant to any merger, consolidation, corporate reorganization (both taxable and nontaxable), corporate restructuring, or private placement; or

                    (ii) any issuance by the Company of warrants, rights, options or Common Stock to employees of the Company or its affiliates (including, Storage USA Franchise Corp. and its affiliates) pursuant to a deferred compensation plan, stock option plan or other employee compensation plan or agreement; or

                    (iii) any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 11(a) or 11(c).

        No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under this Section 11(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities (as defined herein), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 11(e) or Section 11(f). "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

        (e) ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 11(d) on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

        (f) ISSUANCE OF CONVERTIBLE SECURITIES. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 11(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Exercise Price shall be made under this Section 11(f) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 11(e). No further adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Exercise. Price have been or are to be made pursuant to other provisions of this Section 11, no further adjustments of the number of shares for which this Warrant is exercisable and the Exercise Price shall be made by reason of such issue or sale.

        (g) SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall have been made pursuant to Section 11(e) or Section 11(f) as the result of any issuance of warrants, rights or Convertible Securities,

          (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

          (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

          (iii) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

          (iv) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

        (h) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good with shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional

Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by
Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (i) OTHER ACTION AFFECTING COMMON STOCK. In case at any time or from time to time Company shall take any action in respect of its Common Stock, other than any action described in this Section 11, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

          (j) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant pursuant to Section 11, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 11(h)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 11(b) or Section 11(i)) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall promptly cause a signed copy of such certificate to be delivered to each Holder. Company shall keep at its office or agency designated pursuant to copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

        (k) FRACTIONAL INTERESTS. In computing adjustments under this Section 11, fractional interests in Common Stock shall be taken into account by rounding up to the nearest whole number of shares.

        (l) WHEN ADJUSTMENT TO BE MADE. The adjustments required by this Section 11 shall be made whenever and as often as any specified event requiring adjustment shall occur except that any adjustment in the Exercise Price required by this Section 11 may be postponed if such adjustment, either by itself or with other adjustments not previously made, would require an increase or decrease of less than one percent (1%) in such price. Any such adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 11 and not previously made, would result in a minimum adjustment or on the date of exercise. Notwithstanding the foregoing, any adjustment carried forward shall be made no less than ten business days prior to the Termination Date. All calculations under this Section 11 shall be made to the nearest cent. For the purposes of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

        (m) WHEN ADJUSTMENTS NOT REQUIRED. If the Company shall fix a record date for the purpose of determining the holders of its Common Stock entitled to receive a dividend or distribution hereof and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

        (n) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of Company shall be required to make a determination in good faith of the fair value of any item under this Section 11, such determination may be challenged in good faith by any registered Holder, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by Company and acceptable to a majority of Holders.

        12. NOTICES OF RECORD DATE, ETC.

        In the event of:

        (a) any taking by the Company of a record of the holders of any securities issuable upon exercise of this Warrant for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,

        (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any sale, transfer or other disposition of all or substantially all the property, business or assets of the Company to, or consolidation or merger of, the Company with or into any person,

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

        (d) any proposed issue or grant by the Company to the holders of any securities issuable upon exercise of this Warrant of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then, and in each such event, the Company will mail to the holder hereof a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount, character and date which such holders shall be entitled to such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, sale, transfer, disposition, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, sale, transfer, disposition, consolidation, merger, dissolution, liquidation or winding-up; (iii) the amount and character of any stock or other securities, or rights or warrants with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made; and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder hereof at the last address of Holder appearing on the books of Company at least thirty (30) days prior to the date therein specified.

        13. REPRESENTATIONS AND WARRANTIES

        The  Company  hereby  represents and warrants to the holder hereof that:

        (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant in full;

        (b) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

        (c) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder and to carry out and perform its obligations under the terms of this Warrant;

        (d) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock issuable upon exercise of the Warrant, the grant of registration rights as provided herein and the performance of the company's obligations hereunder has been taken; and

        (e) the Warrant Stock, when issued in compliance with the provisions of this Warrant will be validly issued, fully paid and non assessable, and free of any liens, preemptive rights or encumbrances and will be issued in compliance with all applicable federal and state securities laws.

        14. COOPERATION

        The Company will not by any action, including, without limitation, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

        15. LIMITATION OF LIABILITY

        No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Warrant Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

        16. MISCELLANEOUS

        (a) REMEDIES. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Accordingly, it is agreed that the holder of this Warrant shall be entitled to specific performance, an injunction, restraining order or other equitable relief to prevent breaches of this agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under the Agreement.

        (b) SEVERABILITY. In the event that any provision of this Warrant, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Warrant will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Warrant with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

        (c) SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 7 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

        (d) STOCK AND WARRANT TRANSFER BOOKS. Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant Transfer Books so as to result in preventing or delaying the exercise or transfer of any Warrant.

        (e) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

        (f) AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of Company and a majority of Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

        (g) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

        (h) GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated: _____________ , 1999             STORAGE USA, INC.




Attest:                                 By: ____________________________
                                        Its: ___________________________
____________________________
Secretary

                                     FORM OF
                               NOTICE OF EXERCISE

To: STORAGE USA, INC.

        (1) The undersigned hereby elects to purchase __________________________ shares of common stock of STORAGE USA, INC. pursuant to the terms of the attached Warrant, and has tendered herewith payment of the purchase price in full by wire transfer.

        (2) Please issue a certificate or certificates representing said shares in the name of the undersigned.

        (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws and that the aforesaid shares are subject.

_____________________________________        ___________________________________
(Date)                                           (Signature)




Signature Guaranteed: ___________________________________________________

                                ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

________________________________________________________________________________
                                 (Please Print)




                                   _____________________________________________
                                   (Please Print)

                                   By: _________________________________________

                                   Its: ________________________________________

                                   Date: _______________________________________